EXHIBIT 5(c)
                              JANUS INVESTMENT FUND

                                    RESTATED
                          INVESTMENT ADVISORY AGREEMENT

                                JANUS TWENTY FUND


     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 7th day of August, 1992, as restated this 21st day of May, 1996, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Twenty Fund (the "Fund"); and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Board of Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

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     2. Other  Services.  JCC is hereby  authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Board of Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trust's Board of Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Board of Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCC continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCC with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 1% of the first $30,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.75% of the next $270,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.70% of the next
$200,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.65% of the daily closing net asset value of the Fund in excess of $500,000,000. The fee shall be paid monthly.

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     5. Expenses  Borne by JCC. In addition to the expenses  which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees (the "Trustees"), except for such Trustees who are not interested persons of JCC;

          (b) Rental of offices of the Trust; and

          (c) All expenses of promoting the sale of shares of the Fund, other than expenses incurred in complying with federal and state laws and the law of any foreign country or territory or other jurisdiction applicable to the issue, offer or sale of shares of the Fund including without limitation registration fees and costs, the costs of preparing the Fund's registration statement and amendments thereto, and the costs and expenses of preparing, printing, and mailing prospectuses (and statements of additional information) to persons other than shareholders of the Fund.

     6.  Expenses  Borne by the  Trust.  The  Trust  assumes  and  shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchaser thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and systems for compliance with blue sky laws, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCC shall perform any of the above

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described  administrative  and clerical  functions,  including  transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCC compensation for, or reimburse JCC for its expenses incurred in connection with, such services as JCC and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     7. Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.

     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. JCC is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that JCC may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if JCC determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of JCC. JCC is also authorized to consider sales of Trust shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, JCC shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the Investment Company Act of 1940 and the Securities Exchange Act of 1934, as amended, and in the event that JCC or an affiliate is registered as a broker-dealer, JCC may select a broker or dealer with which it or the Fund is affiliated. JCC or such affiliated broker-dealer may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by JCC in placing portfolio transactions for the Trust pursuant to the foregoing provisions. JCC shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Board of Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty
(60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the

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name  "Janus"  in  connection  with the Fund as soon as  reasonably  practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

     10. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     11. Term. This Agreement shall continue in effect until June 16, 1993, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board of Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than sixty (60) days prior to June 16 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     13. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     14. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     15. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

     16. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Restated Investment Advisory Agreement as of this 21st day of May, 1996.



                                   JANUS CAPITAL CORPORATION



                                   By:  /s/ Steven R. Goodbarn
                                            Steven R. Goodbarn, Vice President


                                   JANUS INVESTMENT FUND



                                   By:  /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President

                                                                    EXHIBIT 5(c)
                              JANUS INVESTMENT FUND

                                    RESTATED
                          INVESTMENT ADVISORY AGREEMENT

                               JANUS VENTURE FUND


     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 7th day of August, 1992, as restated this 21st day of May, 1996, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Venture Fund (the "Fund"); and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Board of Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Board of Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

     2. Other Services. JCC is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Board of Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trust's Board of Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Board of Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          (a) to keep JCC continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          (b) to furnish JCC with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

          (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 1% of the first $30,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.75% of the next $270,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.70% of the next
$200,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.65% of the daily closing net asset value of the Fund in excess of $500,000,000. The fee shall be paid monthly.

     5. Expenses Borne by JCC. In addition to the expenses which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

          (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees (the "Trustees"), except for such Trustees who are not interested persons of JCC;

          (b) Rental of offices of the Trust; and

          (c) All expenses of promoting the sale of shares of the Fund, other than expenses incurred in complying with federal and state laws and the law of any foreign country or territory or other jurisdiction applicable to the issue, offer or sale of shares of the Fund including without limitation registration fees and costs, the costs of preparing the Fund's registration statement and amendments thereto, and the costs and expenses of preparing, printing, and mailing prospectuses (and statements of additional information) to persons other than shareholders of the Fund.

     6.  Expenses  Borne by the  Trust.  The  Trust  assumes  and  shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchaser thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and systems for compliance with blue sky laws, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCC shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCC compensation for, or reimburse JCC for its expenses incurred in connection with, such services as JCC and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

     7. Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.

     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. JCC is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that JCC may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if JCC determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of JCC. JCC is also authorized to consider sales of Trust shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, JCC shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the Investment Company Act of 1940 and the Securities Exchange Act of 1934, as amended, and in the event that JCC or an affiliate is registered as a broker-dealer, JCC may select a broker or dealer with which it or the Fund is affiliated. JCC or such affiliated broker-dealer may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by JCC in placing portfolio transactions for the Trust pursuant to the foregoing provisions. JCC shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees.

     9. Termination. This Agreement may be terminated at any time, without penalty, by the Board of Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty
(60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the

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
name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

     10. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     11. Term. This Agreement shall continue in effect until June 16, 1993, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board of Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than sixty (60) days prior to June 16 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     13. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     14. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     15. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 15, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

     16. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities", "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Restated Investment Advisory Agreement as of this 21st day of May, 1996.


                                   JANUS CAPITAL CORPORATION



                                   By:  /s/ Steven R. Goodbarn
                                            Steven R. Goodbarn, Vice President


                                   JANUS INVESTMENT FUND



                                   By:  /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President

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